UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 17, 2006
FIRST BANCORP.
(Exact Name of Registrant as Specified in its Charter)

001-14793
(Commission File Number)

Puerto Rico (State or Other Jurisdiction of Incorporation)	66-0561882 (I.R.S. Employer Identification No.)
1519 Ponce de Leon
San Juan, Puerto Rico 00908-0146
(Address of Principal Executive Offices) (Zip Code)
(787) 729 8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On May 17, 2006, First BanCorp (or the “Company) issued a press release that announces, among other things, selected unaudited operating results for the first quarter ended March 31, 2006. A copy of the press release that includes such information is incorporated herein by reference from Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.
The Company also announced in its May 17, 2006 press release the implementation of the long-haul method of accounting for substantially all of the interest rate swaps that hedge outstanding brokered certificates of deposit and medium-term notes. A copy of the press release is incorporated herein by reference from Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 17, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2006	FIRST BANCORP
	By:	/s/ Luis M. Cabrera
		Name:	Luis M. Cabrera
		Title:	Executive Vice President and Interim Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 17, 2006